UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 27, 2012

HOVNANIAN ENTERPRISES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-8551 (Commission File Number)	22-1851059 (I.R.S. Employer Identification No.)

110 West Front Street
P.O. Box 500
Red Bank, New Jersey 07701
(Address of Principal Executive Offices) (Zip Code)

(732) 747-7800
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since
Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           2012 Hovnanian Enterprises, Inc. Stock Incentive Plan

On March 27, 2012, Hovnanian Enterprises, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”).  At the 2012 Annual Meeting, the stockholders approved the 2012 Hovnanian Enterprises, Inc. Stock Incentive Plan (the “2012 Stock Incentive Plan”), which had been previously recommended for approval by the Company’s Compensation Committee of the Board of Directors (the “Compensation Committee”) and previously approved by the Company’s Board of Directors, in each case, subject to stockholder approval.  The 2012 Stock Incentive Plan, which is similar to the Company’s existing Amended and Restated 2008 Stock Incentive Plan (the “2008 Plan”), provides for the granting of stock options, stock appreciation rights and other stock-based awards (including performance-based awards) to employees, directors and consultants as may determined by the Compensation Committee, as administrator of the 2012 Stock Incentive Plan.  As previously determined by the Company’s Board of Directors, no new awards will be granted under the 2008 Plan after the date on which the 2012 Stock Incentive Plan was approved by stockholders; however, awards previously granted under the 2008 Plan will remain outstanding in accordance with their existing terms.

The material features of the 2012 Stock Incentive Plan are described in the Company’s definitive Proxy Statement filed on February 14, 2012 in connection with the 2012 Annual Meeting, which description is filed herewith as Exhibit 99.1 and incorporated herein by reference.  The above and the incorporated descriptions of the 2012 Stock Incentive Plan are qualified in their entirety by reference to the 2012 Stock Incentive Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2012 Annual Meeting at 10:30 a.m., Eastern Daylight Time, at the offices of Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York.  The matters voted upon at the 2012 Annual Meeting and the final results of the votes were as follows:

(1)           Election of all directors to hold office until the next annual meeting of stockholders.   Broker non-votes and votes withheld had no effect on the vote because such shares are not considered votes cast.  The elected directors were:

Class A				Class B

	Votes For	Votes Withheld	Broker Non-Votes	Votes For	Votes Withheld	Broker Non-Votes

A. Hovnanian	22,774,128	381,882	43,053,218	137,021,209	2,556	11,320
R. Coutts	22,038,032	1,117,978	43,053,218	137,021,309	2,456	11,320
E. Kangas	21,617,742	1,538,268	43,053,218	137,021,309	2,456	11,320
J. Marengi	22,811,284	344,726	43,053,218	137,021,309	2,456	11,320
J. Robbins	22,785,686	370,324	43,053,218	137,021,309	2,456	11,320
J. Sorsby	22,499,371	656,639	43,053,218	137,021,309	2,456	11,320
S. Weinroth	21,983,033	1,172,977	43,053,218	137,021,309	2,456	11,320

(2)           Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending October 31, 2012.  Abstentions had no effect on the vote because such shares are not considered votes cast.  There were no broker non-votes.

	Class A	Class B

Votes For	64,984,551	137,032,885
Votes Against	1,015,213	2,200
Abstentions	209,464	0
Broker Non-Votes	0	0

(3)           Approval of the 2012 Hovnanian Enterprises, Inc. Stock Incentive Plan.  Under the New York Stock Exchange rules, broker-non votes had no effect on the vote because such shares are not considered votes cast where at least a majority of the outstanding shares of common stock were voted.  Abstentions were considered votes cast and, therefore, had the same effect as a vote against the proposal.

	Class A	Class B

Votes For	19,638,626	137,004,059
Votes Against	3,322,764	19,656
Abstentions	194,620	50
Broker Non-Votes	43,053,218	11,320

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description
Exhibit 10.1
2012 Hovnanian Enterprises, Inc. Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed on February 14, 2012 (File No. 001-08551)).

Exhibit 99.1
The section entitled “(3) Approval of 2012 Hovnanian Enterprises, Inc. Stock Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on February 14, 2012 (File No. 001-08551)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOVNANIAN ENTERPRISES, INC.
(Registrant)

By:	/s/ Michael Discafani
Name: Michael Discafani
Title: Vice President and Corporate Counsel

Date: April 2, 2012

INDEX TO EXHIBITS

Exhibit Number	Description
Exhibit 10.1
2012 Hovnanian Enterprises, Inc. Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s definitive Proxy Statement on Schedule 14A filed on February 14, 2012 (File No. 001-08551)).

Exhibit 99.1
The section entitled “(3) Approval of 2012 Hovnanian Enterprises, Inc. Stock Incentive Plan,” of the Company’s definitive Proxy Statement (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on February 14, 2012 (File No. 001-08551)).